Bank of America Merrill Lynch 2019 Auto Summit Jim Baumbick Vice President Enterprise Product Line Management, Ford Motor Company April 17, 2019

Driving Capital Allocation To High-Margin, High-Growth Businesses HIGHLY ACCRETIVE ROIC (%) + Circle size = 2017 +/- EBIT (Bils) • Utilizing Product Line 50% Management to take necessary 150% of actions, with urgency, to Company 40% EBIT optimize portfolio and drive profitable growth with 30% High Performing appropriate returns 20% • Raising the returns of underperforming assets where 10% we can via fitness and Profitable alternative business models - + EBIT Expense For (15)% (10)% 10% 20% Margin • Shifting capital to higher-return Future Growth (10)% businesses and investments (20)% Low Performing (30)% HIGHLY DILUTIVE - 2 Note: All references to EBIT and EBIT Margin are on an adjusted basis

Leveraging Ford’s Strengths WORK ADVENTURE HUMAN PERFORMANCE CONNECTION 3

Migrating To A Product Line Management Focus Successful Businesses Eight New Product Lines 1 North America Truck F-Series #1 full-size pickup globally 2 Global Truck Ranger #2 medium-size pickup outside U.S. 3 Commercial Vehicles 4 Utilities & Passenger Vehicles Transit #1 cargo van globally 5 Icons Explorer #1 America’s all-time best-selling SUV 6 Luxury 7 Electrified Vehicles Mustang #1 sports coupe globally 8 Emerging Markets Based On Ford’s Most Successful Vehicles, We Are Scaling The Product Line Management Focus Across Our Full Portfolio 4

Migrating To A Product Line Management Focus Successful Businesses Common Elements Of Success Affinity for the product line: Team members wake up F-Series living and breathing the product line Empowered teams: Autonomy to make decisions and respond to rapidly changing market conditions to Ranger optimize business outcomes Deep customer intimacy: In-market presence and deep Transit customer understanding with a human-centered design approach Explorer Continuity over time: Team members involved and learn from the same product line over multiple lifecycles Mustang Well-understood Franchise DNA: Customers and Ford teams know what the product line stands for Common Elements Of Success Will Change The Way We Work 5

Shifting Spending To Successful Truck, Utility And Winning Businesses Global Industry Segmentation (% Of Total) Ford Capital Allocation Shift (% Of Total) Truck / Utilities Car 43% 53% 64% 91% 57% 47% 36% 9% 2015 2019 2016 - 2020 2019 - 2023 6

Changing How We Work Operating Model and Key Objectives Drive Stronger End-to-End Business Results FROM TO Deep customer • Traditional customer • Deeper customer insight and research insight – design-thinking strategic choices FRESH! • Hierarchical formal • Agile and streamlined decision-making decision-making Stewards of product End-to-end product freshening cadence line continuity • Subsidized • Making shrewd choices underperforming product lines Shared Faster accountability for decision-making business outcomes We Are Driving Strong Business Results Using New Operating Models End-to-End Along Product Lines 7

Deepening Our Customer Relationship And Growing Moats Through Human-Centered Design Thinking Ford’s Experience Designers analyzed a courier’s typical day and identified ways to enhance human performance to save seconds each time a drop was made. Operator fatigue was reduced and efficiencies realized Safely shutting down, securing and re-starting a modern van can require as many as 50 actions per drop $2K Illustrative 15 x 80 = 100 = 850+ Example: seconds saved drops minutes saved extra drops salary savings per drop per shift per week per vehicle, per year per driver, per year Human-Centered Design Enhances Partnerships With Our Customers To Make A Successful Business Even Better 8

Improving Our Successful Commercial Van Business Growing Leadership Position Transit Family NA #1 Brand Outsells next competitor 2:1 #1 Brand EU Leveraging relationships to improve an already strong business #1 Brand China Poised to grow in wide-body bus and van We Are The Global Leader In The Commercial Van Segment; Our Product Line Focus Will Drive Continuing Growth 9

Expanding Our Portfolio To Preferred Segments Urban Rugged EXPEDITION FX4 Large ST NEW EXPLORER ST NEW EDGE BRONCO ON-ROAD MUSTANG INSPIRED BEV PERFORMANCE ECOSPORT NEW ESCAPE SMALL RUGGED Small UTILITY SHARPEN FORTIFY & GROW CONQUER Sharpening our focus to be more expressive in Maintain core offerings and capture growth with Aggressively re-entering the off-road adventure Urban Active and performance oriented utilities emotive sport and off-road offerings space that we helped create 10 = portfolio expansion

Transforming Our Product Freshness Portfolio Ford U.S. Passenger Vehicles Average Age of Portfolio (Years) Improved Short-term Approach (2018 - 2020) Legacy Nameplate Drops Lower is • Significant new Utility product Better 5.8 introductions 5.6 5.4 5.3 • Elimination of legacy Sedan nameplates 3.5 Enhanced Long-term Approach 3.3 3.2 (2020+) 3.0 • Shorter product lifecycles, with a longer outlook on Shorter Product Cycles nameplate direction • Customer / competitive-driven 2016 2017 2018 2019 2020 2021 2022 2023 cadence actions Note: Mid-Cycle Actions not included; non-volume-weighted assessment 11

Allocating Capital To Win – Michigan Assembly Plant 2017 Products 2017 vs. 2021 2021 Products (200K Units) Improvement (200K+ Units) C-MAX $1B+ Ranger (2019 launch) EBIT Focus Bronco (2020 launch) 12

Benefits Of Product Line Management • Capital allocation informed through strategy – making choices • Leverage franchise strengths • Expand portfolio to preferred segments • Grow moats with a relentless focus on customer use cases • Increase speed to market • Transform product freshness Allocate Capital To Where We Can Win – Higher-Return Opportunities 13

Q&A

Cautionary Note On Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford’s long-term competitiveness depends on the successful execution of fitness actions; • Industry sales volume, particularly in the United States, Europe, or China, can be volatile and could decline if there is a financial crisis, recession, or significant geopolitical event; • Ford’s new and existing products and mobility services are subject to market acceptance; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • Ford may face increased price competition resulting from industry excess capacity, currency fluctuations, or other factors; • Fluctuations in commodity prices, foreign currency exchange rates, and interest rates can have a significant effect on results; • With a global footprint, Ford’s results could be adversely affected by economic, geopolitical, protectionist trade policies, or other events, including Brexit; • Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor disputes, natural or man-made disasters, financial distress, production difficulties, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Ford may need to substantially modify its product plans to comply with safety, emissions, fuel economy, and other regulations that may change in the future; • Ford could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Operational systems, security systems, and vehicles could be affected by cyber incidents; • Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Ford Credit could face increased competition from banks, financial institutions, or other third parties seeking to increase their share of financing Ford vehicles; and • Ford Credit could be subject to new or increased credit regulations, consumer or data protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 15